UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2008

PACIFIC COAST NATIONAL BANCORP

(Exact name of registrant as specified in its charter)

California	000-51960	61-1453556

(State or other jurisdiction	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)	Identification Number)

905 Calle Amanecer, San Clemente, California	92673
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (949) 361-4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 16, 2008, Pacific Coast National Bancorp (the “Company”) issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing that the Company has been preliminarily approved to participate in the Capital Purchase Program of the United States Department of the Treasury.

Item 9.01  Financial Statements and Exhibits

(d)      Exhibits

99.1    Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC COAST NATIONAL BANCORP

Date: December 16, 2008	By:	/s/ Michael S. Hahn
Michael S. Hahn
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.            Description

99.1                                           Press Release